SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 18, 2007

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12054	33-0565601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO  83712

(Address of principal executive offices, including zip code)

208 / 386-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws

On May 18, 2007, Washington Group International, Inc. issued a news release announcing an amendment to the company’s certificate of incorporation to allow implementation of a majority vote standard in uncontested elections of directors and an amendment to the company’s bylaws to implement the new standard.  A copy of this news release is furnished herewith as Exhibit 99.1.

This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Change Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Exhibit No.	Description

99.1	Press Release issued by Washington Group International, Inc., on May 18, 2007, announcing implementation of a majority vote standard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

	By:	/s/ Craig G. Taylor
	Name:	Craig G. Taylor
	Title:	Corporate Secretary

Dated: May 23, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Washington Group International, Inc. news release, dated May 18, 2007.